VAN KAMPEN MUNICIPAL TRUST
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        NOVEMBER 1, 2009 - APRIL 30, 2010

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
                                                                                    % of
                                  Offering        Total           Amount of       Offering
     Security         Purchase/   Price of      Amount of     Shares Purchased   Purchased
    Purchased        Trade Date    Shares       Offering           By Fund        By Fund         Brokers      Purchased From
------------------   ----------   --------   --------------   ----------------   ---------   ----------------  --------------
Puerto Rico Sales     01/28/10    $ 96.909   $1,823,757,271      $2,000,000        0.110%    Citigroup, BofA     Citigroup
  Tax Financing                                                                              Merrill Lynch,
   Corporation                                                                               Barclays
                                                                                             Capital, J.P.
                                                                                             Morgan,
                                                                                             Goldman,  Sachs
                                                                                             & Co., Morgan
                                                                                             Stanley, RBC
                                                                                             Capital
                                                                                             Markets, Wells
                                                                                             Fargo
                                                                                             Securities, UBS
                                                                                             Financial
                                                                                             Services
                                                                                             Incorporated of
                                                                                             Puerto Rico,
                                                                                             BBVAPR MSD,
                                                                                             FirstBank
                                                                                             Puerto Rico
                                                                                             Securities,
                                                                                             Popular
                                                                                             Securities,
                                                                                             Santander
                                                                                             Securities,
                                                                                             Scotia Capital
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
Puerto Rico Sales     01/28/10    $ 97.778   $1,823,757,271      $2,300,000        0.126%    Citigroup, BofA     Citigroup
  Tax Financing                                                                              Merrill Lynch,
   Corporation                                                                               Barclays
                                                                                             Capital, J.P.
                                                                                             Morgan,
                                                                                             Goldman,  Sachs
                                                                                             & Co., Morgan
                                                                                             Stanley, RBC
                                                                                             Capital
                                                                                             Markets, Wells
                                                                                             Fargo
                                                                                             Securities, UBS
                                                                                             Financial
                                                                                             Services
                                                                                             Incorporated of
                                                                                             Puerto Rico,
                                                                                             BBVAPR MSD,
                                                                                             FirstBank
                                                                                             Puerto Rico
                                                                                             Securities,
                                                                                             Popular
                                                                                             Securities,
                                                                                             Santander
                                                                                             Securities,
                                                                                             Scotia Capital

Citizens Property     03/24/10    $104.974   $1,550,000,000      $1,000,000        0.065%    J.P. Morgan,        J.P. Morgan
  Insurance Co.                                                                              Citi, Goldman,
5.25% due 6/1/2017                                                                           Sachs & Co.,
                                                                                             BofA Merrill
                                                                                             Lynch, Morgan
                                                                                             Stanley,
                                                                                             FirstSouthwest,
                                                                                             Jefferies &
                                                                                             Company,
                                                                                             Ramirez
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
                                                                                             & Co.,
                                                                                             Inc., Loop
                                                                                             Capital
                                                                                             Markets, LLC,
                                                                                             RBC Capital
                                                                                             Markets,
                                                                                             Siebert
                                                                                             Brandford Shank
                                                                                             & Co., LLC,
                                                                                             Wells Fargo
                                                                                             Securities

   Puerto Rico        03/26/10    $ 97.768   $  822,210,000      $2,100,000        0.255%    Citigroup, BofA     J.P. Morgan
  Electric Power                                                                             Merrill Lynch,
 Authority 5.250%                                                                            Barclays
   due 7/1/2040                                                                              Capital, J.P.
                                                                                             Morgan,
                                                                                             Goldman, Sachs
                                                                                             & Co., Morgan
                                                                                             Stanley, RBC
                                                                                             Capital
                                                                                             Markets, Wells
                                                                                             Fargo
                                                                                             Securities, UBS
                                                                                             Financial
                                                                                             Services
                                                                                             Incorporated of
                                                                                             Puerto Rico,
                                                                                             BBVAPR MSD,
                                                                                             FirstBank
                                                                                             Puerto Rico
                                                                                             Securities,
                                                                                             Popular
                                                                                             Securities,
                                                                                             Santander
                                                                                             Securities,
                                                                                             Ramirez & Co.,
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
                                                                                             Inc., Raymond
                                                                                             James, Oriental
                                                                                             Financial
                                                                                             Services
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